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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D. C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

                                FEBRUARY 28, 2000
                DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED)

                           SABRE HOLDINGS CORPORATION
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


          DELAWARE                       1-12175                75-2662240
      (STATE OR OTHER            (COMMISSION FILE NO.)        (IRS EMPLOYER
JURISDICTION OF INCORPORATION)                              IDENTIFICATION NO.)



                             4255 AMON CARTER BLVD.
                             FORT WORTH, TEXAS 76155
               (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES) (ZIP CODE)


       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (817) 963-6400


         (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT.)

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ITEM 5. OTHER EVENTS.

         On February 28, 2000, Sabre Inc., the operating subsidiary of Sabre Holdings Corporation (the "Registrant") made a presentation describing Sabre Inc. to analysts, potential investors and others. A copy of the slides that were shown at this presentation is filed as Exhibit 99.1 to this Current Report on Form 8-K.

         The presentation relates to a declaration by AMR Corporation ("AMR") on February 7, 2000 of its intent to distribute a dividend on all outstanding shares of AMR's common stock. AMR stated that the dividend will consist of AMR's entire ownership interest in the Registrant. This declaration was described in the Registrant's Current Report on Form 8-K dated February 7, 2000.


ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.


         (c) Exhibits.

                The following exhibit is filed herewith:

Exhibit No.     Description of Exhibit
----------      -----------------------

99.1 Text of presentation slides describing Sabre Inc. that are being presented to analysts, potential investors and others.










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                                    SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      SABRE HOLDINGS CORPORATION


                                      By:   /s/ ANDREW B. STEINBERG
                                           -----------------------------------
                                      Name: Andrew B. Steinberg
                                      Title: Executive Vice President,
                                             General Counsel
                                             and Corporate Secretary

Date: March 3, 2000







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                                  EXHIBIT INDEX


Exhibit No.     Description of Exhibit
----------      ----------------------
99.1            Text of presentation slides describing Sabre Inc. that are being presented to analysts, potential investors and others.











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